Basis of Presentation, Significant Accounting Policies and Recently-Issued Accounting Pronouncements	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Basis of Presentation, Significant Accounting Policies and Recently-Issued Accounting Pronouncements

Note 2—Basis of presentation, significant accounting policies and recently-issued accounting pronouncements

The accompanying condensed consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Certain information and disclosures normally included in consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Accordingly, these condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the related notes included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 10, 2017. The condensed consolidated financial statements are unaudited and have been prepared on a basis consistent with that used to prepare the audited annual consolidated financial statements and include, in the opinion of management, all adjustments, consisting of normal and recurring items, necessary for the fair statement of the condensed consolidated financial statements. The condensed consolidated balance sheet as of December 31, 2016 was derived from audited financial statements, but does not include all disclosures required by GAAP. The operating results for the three months ended March 31, 2017 are not necessarily indicative of the results expected for the full year ending December 31, 2017.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Significant Accounting Policies

There have been no material changes in the accounting policies from those disclosed in the audited consolidated financial statements and the related notes included in the Annual Report on Form 10-K. During the three months ended March 31, 2017, the Company adopted the new stock compensation guidance and changed its policy to account for forfeitures when they occur and record income tax benefits related to stock awards in the statement of operations, subject to the need for a deferred tax asset valuation allowance—See Recently Issued Accounting Pronouncements.

Recently-issued accounting standards

In May 2014, the Financial Accounting Standards Board (“FASB”) issued guidance related to revenue from contracts with customers. Under this guidance, revenue is recognized when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The updated standard will replace all existing revenue recognition guidance under GAAP when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. In July 2015, the FASB voted to defer the effective date to January 1, 2018, with early adoption beginning January 1, 2017. In March, April, May, and December 2016, the FASB issued amendments to the new guidance relating to reporting revenue on a gross versus net basis, identifying performance obligations and licensing arrangements and other narrow scope improvements. The Company will adopt the new revenue guidance in the first quarter of 2018 though has not yet determined whether to adopt using a full retrospective or modified retrospective approach. The Company is currently assessing the impact of the new revenue guidance on its arrangements. The Company currently believes that the new guidance will impact the amount and timing of incremental costs of obtaining a contract, such as sales commissions. The Company generally does not pay sales commissions upon contract renewal and therefore, under the new revenue guidance, the sales commissions will be recognized over an estimated customer life rather than over the non-cancelable term under current guidance. The new guidance is also expected to impact the Company’s arrangements subject to current software revenue recognition guidance and also require incremental disclosures of the Company’s revenue arrangements. The Company has not yet quantified the impact of these changes. Adoption of this standard will also require changes to the Company’s business processes, systems and controls to support the new revenue recognition guidance. The Company is in the process of identifying such changes.

In February 2016, the FASB issued new guidance which significantly changes the accounting for leases. The new guidance requires a lessee recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. For income statement purposes, the new guidance retained a dual model, requiring leases to be classified as either operating or financing. Operating leases will result in straight-line expense while finance leases will result in a front-loaded expense pattern similar to existing capital lease guidance. For statement of cash flow purposes, the new guidance also retained the existing dual method, where cash payments for operating leases are reflected in cash flows from operating activities and principal and interest payments for finance leases are reflected in cash flows from financing activities and cash flows from operating activities, respectively. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. The new guidance requires the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach. The use of the modified retrospective approach allows an entity to use a number of practical expedients in the application of this new guidance. Although the Company is evaluating the impact of adopting this guidance on its consolidated financial statements, the Company expects that most of its operating lease commitments will be recognized as operating lease liabilities and right-of-use assets upon adoption of the new guidance.

In March 2016, the FASB issued new guidance to simplify various aspects relating to accounting for stock-based compensation and related tax impacts, the classification of excess tax benefits on the statement of cash flows, statutory tax withholding requirements, and other stock-based compensation classification matters. The guidance was effective for annual reporting periods beginning after December 15, 2016 and interim periods within those annual periods. The Company adopted this guidance during the first quarter ended March 31, 2017. Upon adoption, the Company changed an accounting policy to account for forfeitures when they occur rather than estimate a forfeiture rate. The impact of this change in policy increased the Company’s accumulated deficit and additional paid-in capital by $0.1 million as of January 1, 2017. The new guidance also requires the Company to record, on a prospective basis, the income tax effects of stock-based compensation awards in the income statement as discrete items, subject to deferred tax asset valuation allowance considerations, in the reporting period in which they occur, which will increase volatility in the Company’s income tax provision in the future to the extent that the Company is able to realize the tax benefits. In addition, upon adoption previously unrecognized tax benefits were recorded as an adjustment to accumulated deficit, subject to assessment for the need for a deferred tax asset valuation allowance, as of January 1, 2017. The Company had $36.7 million of net operating losses related to tax benefits for stock-based compensation awards as of December 31, 2016 which were not recorded as deferred tax assets. As the Company has a full valuation allowance against its deferred tax assets, the adoption of this guidance did not have a material impact on the Company’s financial statements.

In June 2016, the FASB issued guidance which requires that financial assets measured at amortized costs be presented at the net amount expected to be collected. This guidance amends the accounting for credit losses for available-for-sale securities and purchased financial assets with credit deterioration. This guidance is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Early adoption is permitted for any interim or annual period after December 15, 2018. The Company has not determined the impact of this guidance on its consolidated financial statements.

In November 2016, the FASB issued guidance which requires that restricted cash and restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the statement of cash flows. This guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years, and should be applied using a retrospective transition method to each period presented. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The Company’s restricted cash as of March 31, 2017 and December 31, 2016 was $0.4 million and therefore, the adoption of this guidance is not expected to have a material impact on the Company’s consolidated statements of cash flows.

In February 2017, the FASB issued guidance which simplifies the subsequent measurement of goodwill by no longer requiring an entity to determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Under this new guidance, an entity would perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and would recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity would consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. Under the new guidance, an entity continues to have the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. This guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those years. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2017, the FASB issued guidance which shortens the amortization period for certain purchased callable debt securities held at a premium. Under this new guidance, an entity would shorten the amortization period of the premium to the earliest call date. This guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Early adoption is permitted, including adoption in an interim period. The Company has not determined the impact of this guidance on its consolidated financial statements.

Note 2—Significant accounting policies

Principles of consolidation and basis of presentation

The Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the operating results of its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Reverse stock split

On October 12, 2016, the Company effected a 1-for-5 reverse stock split of its outstanding common stock. All share and per share amounts for all periods presented in these consolidated financial statements and notes thereto have been adjusted retrospectively, where applicable, to reflect this reverse stock split.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period.

On an ongoing basis, management evaluates its estimates, primarily those related to determining the best estimate of selling price (“BESP”) for separate deliverables in the Company’s subscription revenue arrangements, vendor-specific objective evidence (“VSOE”) for separate deliverables in the Company’s licensed revenue arrangements, allowance for doubtful accounts, fair value of assets and liabilities assumed in a business combination, recoverability of goodwill and long-lived assets, useful lives associated with long-lived assets, contingencies, fair value of contingent consideration, and the valuation and assumptions underlying stock-based compensation and common stock warrants. These estimates are based on historical data and experience, as well as various other factors that management believes to be reasonable under the circumstances. Actual results could differ from those estimates.

Segments

Management has determined that the Company has one operating segment. The Company’s chief executive officer, who is the Company’s chief operating decision maker, reviews financial information on a consolidated and aggregate basis, together with certain operating metrics principally to make decisions about how to allocate resources and to measure the Company’s performance.

Cash and cash equivalents

The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash includes cash held in checking and savings accounts. Cash equivalents are comprised of investments in money market mutual funds. The carrying value of cash and cash equivalents approximates fair value.

Restricted cash

Included in non-current other assets at December 31, 2016 and 2015 was cash of $ 0.4 million required to be restricted as to use by the Company’s office leaseholder to collateralize a standby letter of credit.

Investments in Marketable Securities

Our marketable securities consist of commercial paper, corporate bonds, U.S. treasury bonds, and asset-backed securities. The Company classifies its marketable securities as available-for-sale at the time of purchase, and the Company reevaluates such classification as of each balance sheet date. All marketable securities are recorded at their estimated fair value, with any unrealized gains and losses reported as a component of stockholders’ equity until realized or until a determination is made that an other-than-temporary decline in market value has occurred. Impairments are considered to be other than temporary if they are related to deterioration in credit risk or if it is likely the Company will sell the securities before the recovery of their cost basis. Realized gains and losses and declines in value deemed to be other than temporary are determined based on the specific identification method and are reported in other income (expense), net in the consolidated statements of operations.

The Company classifies its investments in marketable securities in current assets as the investments are available for use, if needed, in current operations.

Investments in marketable securities presented within current assets on the consolidated balance sheet as of December 31, 2016 consisted of the following:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Marketable securities
U.S. Treasury bonds	$29,742	$—	$(17)	$29,725
Corporate Bonds	25,522	—	(21)	25,501
Commercial paper	15,554	—	—	15,554
Asset-backed securities	12,353	—	(3)	12,350

	$83,171	$—	$(41)	$83,130

Gross realized gains and losses on marketable securities and net gains and losses reclassified from accumulated other comprehensive income to earnings were not material for the year ended December 31, 2016.

The Company’s marketable securities have a contractual maturity of less than 4 years. The amortized cost and fair values of marketable securities, by remaining contractual maturity, were as follows:

	December 31, 2016
	Amortized Cost	Fair Value
	(in thousands)
Due in 1 year or less	$49,371	$49,363
Due after 1 year through 4 years	33,800	33,767

	$83,171	$83,130

The Company held no marketable securities during the years ended December 31, 2015 and 2014.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount, do not require collateral and do not bear interest. The Company estimates its allowance for doubtful accounts by evaluating specific accounts where information indicates the Company’s customers may have an inability to meet financial obligations, such as bankruptcy and significantly aged receivables outstanding.

Concentration of credit risk and significant customers

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist of cash and cash equivalents, investments in marketable securities and accounts receivable.

The Company maintains the majority of its cash balances with one major commercial bank in non-interest bearing accounts, which exceeds the Federal Deposit Insurance Corporation, or FDIC, federally insured limits.

The Company invests its excess cash in money market mutual funds, commercial paper, corporate bonds, U.S. treasury bonds, and asset-backed securities. To date, the Company has not experienced any impairment losses on its investments.

For the years ended December 31, 2016, 2015 and 2014, no single customer comprised 10% or more of the Company’s total revenues. No single customer had an accounts receivable balance of 10% or greater of total accounts receivable at December 31, 2016 and 2015.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation. Expenditures for repairs and maintenance are expensed as incurred, while renewals and betterments are capitalized. Depreciation expense is charged to operations on a straight-line basis over the estimated useful lives of the assets.

The estimated useful lives of the Company’s property and equipment are as follows:

Useful Lives
Machinery and equipment	3-5 years
Purchased software	3-5 years
Furniture and fixtures	5 years
Leasehold improvements	Lesser of 7 years or lease term

Assets acquired under capital leases are capitalized at the present value of the related lease payments and are amortized over the shorter of the lease term or useful life of the asset.

Capitalized internal-use software costs

The Company accounts for the costs of computer software obtained or developed for internal use in accordance with ASC 350, Intangibles—Goodwill and Other (“ASC 350”). The Company capitalizes certain costs in the development of its SaaS subscription solution when (i) the preliminary project stage is completed, (ii) management has authorized further funding for the completion of the project and (iii) it is probable that the project will be completed and performed as intended. These capitalized costs include personnel and related expenses for employees and costs of third-party contractors who are directly associated with and who devote time to internal-use software projects and, when material, interest costs incurred during the development. Capitalization of these costs ceases once the project is substantially complete and the software is ready for its intended purpose. Costs incurred for significant upgrades and enhancements to the Company’s SaaS software solutions are also capitalized. Costs incurred for training, maintenance and minor modifications or enhancements are expensed as incurred. Capitalized software development costs are amortized using the straight-line method over an estimated useful life of three years.

During the years ended December 31, 2016, 2015 and 2014, the Company amortized $1.8 million, $0.9 million and $0.3 million, respectively, of internal-use software development costs to subscription and support cost of revenue. As of December 31, 2016 and 2015, the accumulated amortization of internal-use software development costs was $2.9 million and $1.2 million, respectively.

Business combinations

The results of businesses acquired in a business combination are included in the Company’s consolidated financial statements from the date of the acquisition. Purchase accounting results in assets and liabilities of an acquired business generally being recorded at their estimated fair values on the acquisition date. Any excess consideration over the fair value of assets acquired and liabilities assumed is recognized as goodwill.

Transaction costs associated with business combinations are expensed as incurred and are included in general and administrative expenses in the consolidated statements of operations.

The Company performs valuations of assets acquired and liabilities assumed and allocates the purchase price to its respective assets and liabilities. Determining the fair value of assets acquired and liabilities assumed requires management to use significant judgment and estimates, including the selection of valuation methodologies, estimates of future revenue, costs and cash flows, discount rates, and selection of comparable companies. The Company engages the assistance of valuation specialists in concluding on fair value measurements in connection with determining fair values of assets acquired and liabilities assumed in a business combination.

Intangible assets

Intangible assets primarily consist of acquired developed technology, customer relationships, trade names and non-compete agreements, which were acquired as part of the Company’s acquisitions of BlackLine Systems, Inc. in September 2013 and Runbook Company B.V. (“Runbook”) in August 2016. The Company determines the appropriate useful life of its intangible assets by performing an analysis of expected cash flows of the acquired assets. Intangible assets are amortized over their estimated useful lives using the straight-line method, which approximates the pattern in which the economic benefits are consumed. The estimated useful lives of the Company’s finite-lived intangible assets are as follows:

Useful Lives
Trade name	1-10 years
Developed technology	6-8 years
Non-compete agreements	2-5 years
Customer relationships	8-10 years

Impairment of long-lived assets

Management evaluates the recoverability of the Company’s property and equipment, finite-lived intangible assets and capitalized internal-software costs when events or changes in circumstances indicate a potential impairment exists. Events and changes in circumstances considered by the Company in determining whether the carrying value of long-lived assets may not be recoverable include, but are not limited to, significant changes in performance relative to expected operating results, significant changes in the use of the assets, significant negative industry or economic trends, and changes in the Company’s business strategy. Impairment testing is performed at an asset level that represents the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (an “asset group”). In determining if impairment exists, the Company estimates the undiscounted cash flows to be generated from the use and ultimate disposition of the asset group. If impairment is indicated based on a comparison of the assets’ carrying values and the undiscounted cash flows, the impairment loss is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets. The Company determined that there were no events or changes in circumstances that potentially indicated that the Company’s long-lived assets were impaired during the years ended December 31, 2016, 2015 and 2014.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in a business combination. The Company tests goodwill for impairment in accordance with the provisions of Accounting Standards Codification (“ASC”) 350, Intangibles—Goodwill and Other. Goodwill is tested for impairment at least annually at the reporting unit level or whenever events or changes in circumstances indicate that goodwill might be impaired. Events or changes in circumstances which could trigger an impairment review include a significant adverse change in legal factors or in the business climate, unanticipated competition, loss of key personnel, significant changes in the use of the acquired assets or the Company’s strategy, significant negative industry or economic trends, or significant underperformance relative to expected historical or projected future results of operations.

ASC 350 provides that an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then additional impairment testing is not required. However, if an entity concludes otherwise, then it is required to perform the first of a two-step impairment test.

The first step involves comparing the estimated fair value of a reporting unit with its book value, including goodwill. If the estimated fair value exceeds book value, goodwill is considered not to be impaired and no additional steps are necessary. If, however, the fair value of the reporting unit is less than book value, then, under the second step, the carrying amount of the goodwill is compared with its implied fair value. The estimate of implied fair value of goodwill may require valuations of certain internally-generated and unrecognized intangible assets. If the carrying amount of goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

The Company has one reporting unit and it tests for goodwill impairment annually during the fourth quarter of the calendar year. At December 31, 2016, the fair value of the Company significantly exceeded the carrying value of its net assets and accordingly goodwill was not impaired.

Deferred rent

Rent expense is recorded on a straight-line basis over the term of the lease. The difference between rent expense and the cash paid under the lease agreement is recorded as deferred rent. Lease incentives, including tenant improvement allowances, are also recorded as deferred rent and amortized on a straight-line basis over the lease term.

Debt issued with warrants to purchase common stock

The Company issued warrants to purchase common stock in connection with its former credit facility. These warrants are a liability classified under ASC 815-40, Contracts in Entity’s Own Equity, as they contain down-round protection such that, in the event of subsequent issuances of shares at-market by the Company below the exercise price of the warrant, then the warrant’s exercise price is reduced. The warrants are measured at fair value each period with changes in fair value recorded in other income (expense), net in the consolidated statements of operations. The warrants will continue to be measured at fair value each period until the earlier of exercise or termination.

The initial carrying value of the debt was reduced by the fair value of the warrants. The resulting debt discount was amortized to interest expense over the life of the debt on a straight-line basis, which approximates the effective interest method. In November 2016, the Company repaid all outstanding debt and expensed the then-remaining unamortized debt discount to interest expense in the consolidated statements of operations.

Fair value of financial instruments

ASC 820, Fair Value Measurements requires entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. ASC 820 describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value, which are the following:

Level 1:	Quoted prices in active markets for identical or similar assets and liabilities.

Level 2:	Quoted prices for identical or similar assets and liabilities in markets that are not active or observable inputs other than quoted prices in active markets for identical or similar assets or liabilities.

Level 3:	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of December 31, 2016 and 2015, the carrying values of cash equivalents, accounts receivable, accounts payable, and accrued expenses, approximate fair values due to the short-term nature of such instruments.

The following table summarizes the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015, by level, within the fair value hierarchy. Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement (in thousands):

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Cash equivalents
Money market funds	$18,936	$—	$—	$18,936
Marketable securities
U.S. Treasury bonds	29,725	—	—	29,725
Corporate bonds	—	25,501	—	25,501
Commercial paper	—	15,554	—	15,554
Asset-backed securities	—	12,350	—	12,350

Total assets	$48,661	$53,405	$—	$102,066

Liabilities
Common stock warrant liability	$—	$—	$11,380	$11,380
Contingent consideration	—	—	5,238	5,238

Total liabilities	$—	$—	$16,618	$16,618

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Cash equivalents
Money market funds	$15,990	$—	$—	$15,990

Total assets	15,990	$—	$—	$15,990

Liabilities
Common stock warrant liability	$—	$—	$5,500	$5,500
Contingent consideration	—	—	4,867	4,867

Total liabilities	$—	$—	$10,367	$10,367

Contingent consideration relating to our 2013 Acquisition (Refer to Note 9) is recorded as a liability and is measured at fair value each period, based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. The valuation of contingent consideration uses assumptions management believes would be made by a market participant. Management assesses these estimates on an ongoing basis as additional data impacting the assumptions becomes available. Changes in the fair value of contingent consideration related to updated assumptions and estimates are recognized within general and administrative expenses in the consolidated statements of operations. The Company determined the fair value of the contingent consideration by discounting estimated future taxable income. The significant inputs used in the fair value measurement of contingent consideration are the timing and amount of taxable income in any given period and determining an appropriate discount rate, which considers the risk associated with the forecasted taxable income. Significant changes in the estimated future taxable income and the periods in which they are generated would significantly impact the fair value of the contingent consideration liability.

Warrants to purchase common stock are liability classified and are measured at fair value each period. The fair value is determined using a binomial lattice valuation model. The fair value includes significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. The valuation of common stock warrants uses assumptions management believes would be made by a market participant. Management assesses these estimates on an ongoing basis as additional data impacting the assumptions becomes available. Changes in the fair value of the common stock warrant liability related to updated assumptions and estimates are recognized within other income (expense), net in the consolidated statements of operations. The significant inputs used in the fair value measurement of the common stock warrants are the estimated fair value of the Company’s common stock and, to a lesser extent, the expected stock volatility, the probability of a change in control and future stock issuances, which impact the term of the warrants. Significant increases or decreases in the estimated fair value of the Company’s common stock would significantly impact the fair value of the warrant liability.

The following table summarizes the changes in the common stock warrant liability and contingent consideration liability (in thousands):

	Contingent Consideration	Common Stock Warrant Liability
Fair value as of December 31, 2013	$5,607	$1,380
Change in fair value	(781)	3,700

Fair value as of December 31, 2014	4,826	5,080
Change in fair value	41	420

Fair value as of December 31, 2015	4,867	5,500
Change in fair value	371	5,880

Fair value as of December 31, 2016	$5,238	$11,380

Certain assets, including goodwill and long-lived assets, are also subject to measurement at fair value on a non-recurring basis if they are deemed to be impaired a result of an impairment review. For the years ended December 31, 2016, 2015 and 2014, no impairments were identified on those assets required to be measured at fair value on a non-recurring basis.

Revenue recognition

The Company derives its revenue from the following sources:

Subscription and support revenue—Customers pay subscription fees for access to the Company’s SaaS platform generally for a one-year period. In more limited cases, customers may pay for up to three years in advance. Fees are based on a number of factors, including the solutions subscribed for by the customer and the number of users having access to the solutions. The first year subscription fees are typically payable within 30 days after the execution of the arrangement, and thereafter upon renewal. The Company initially records the subscription fees as deferred revenue and recognizes revenue on a straight-line basis over the term of the agreement. At any time during the subscription period, customers may increase the number of their users or subscribe for additional products. Additional user fees and additional product subscriptions are payable for the remainder of the initial or extended contract term. Subscription and support revenue also includes software revenue related to maintenance and support fees on legacy BlackLine solutions and software license and maintenance revenue on Runbook software sales as described below.

Professional services—The Company offers its customers assistance in implementing its SaaS solutions and optimizing their use. Professional services include consulting and training. These services are billed on either a fixed fee or time-and-material basis. Revenues from time-and-material arrangements are recognized as services are performed and revenues from fixed fee arrangements are initially recorded as deferred revenue and recognized on a proportional performance basis as the services are performed.

The Company recognizes subscription and professional services revenues when (i) persuasive evidence of an arrangement for the sale of the Company’s solutions or consulting services exists, (ii) the solutions have been made available or delivered, or services have been performed, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured. The timing and amount the Company recognizes as revenue is determined based on the facts and circumstances of each customer’s arrangement. Evidence of an arrangement consists of a signed customer agreement. The Company considers that delivery of a solution has commenced once it provides the customer with log-in information to access and use the solution. Fees are fixed based on stated rates specified in the customer agreement. The Company assesses collectability based on a number of factors, including the creditworthiness of the customer, review of their financial information or transaction history. If collectability is not considered reasonably assured, revenue is deferred until the fees are collected.

The majority of customer arrangements include multiple deliverables, such as subscriptions to the Company’s SaaS solutions and professional services. The Company recognizes revenue in accordance with the guidance for arrangements with multiple deliverables under Accounting Standards Update (“ASU”) 2009-13, Revenue Recognition (Topic 605)—Multiple-Deliverable Revenue Arrangements—a Consensus of the Emerging Issues Task Force. For subscription agreements, as customers do not have the right to the software code underlying the Company’s solutions, subscription revenue arrangements are outside the scope of software revenue recognition guidance as defined by ASC 985-605, Software. The Company’s agreements do not contain any refund provisions other than in the event of the Company’s non-performance or breach.

For multiple-deliverable revenue arrangements, the Company first assesses whether each deliverable has value to the customer on a standalone basis. The Company has determined that the SaaS products have standalone value because, once access is given to the customer, the solutions are fully functional and do not require any additional development, modification or customization. Professional services have standalone value because third-party partners and customers themselves can perform these services without the Company’s involvement. The performance of these professional services generally does not require highly specialized or technologically skilled individuals and the professional services are not essential to the functionality of the solutions.

The Company allocates revenue among the separate non-contingent deliverables in an arrangement under the relative selling price method using the selling price hierarchy established in ASU 2009-13. This hierarchy requires the selling price of each deliverable in a multiple deliverable arrangement to be based on, in descending order, (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence of fair value (“TPE”) or (iii) management’s best estimate of selling price (“BESP”).

The Company is not able to determine VSOE or TPE for its deliverables because the deliverables are typically bundled and infrequently sold separately within a consistent price range. Additionally, management has determined that there are no third-party offerings reasonably comparable to the Company’s solutions. Therefore, the selling prices of subscriptions to the SaaS solutions and professional services are based on BESP. The determination of BESP requires the Company to make significant estimates and judgments. The Company considers numerous factors, including the nature of the deliverables themselves, geography, customer size and number of users, and discounting practices. The determination of BESP is made through consultation with senior management. The Company updates its estimates of BESP on an ongoing basis as events and circumstances may require. As the Company’s marketing strategies evolve, the Company may modify its pricing practices in the future, which could result in changes in relative selling prices and BESP.

The Company uses business process outsourcers (“BPOs”) and resellers to complement its direct sales and marketing efforts. The BPOs and resellers place orders with the Company after receiving an order from an end customer. The BPOs and resellers receive business terms of sale similar to those received by the Company’s direct customers, and payment to the Company is not contingent on the receipt of payment from the end customer. The BPOs and resellers negotiate pricing with the end customer and are responsible for implementation services, if any, and for certain support levels directly with the end customer. The Company recognizes revenue over the term of the arrangement for the contractual amount charged to the BPO or reseller once access to the Company’s solution has been provided to the end customer provided that the other revenue recognition criteria noted above have been met.

Subscription and support revenues also include revenues associated with sales of software licenses and related support. Prior to the development of the Company’s SaaS solutions, the Company sold software licenses and post contract support related to its legacy software in accordance with ASC 985-605. The Company continues to provide post contract support for this legacy software to a limited number of customers that have not yet migrated to the SaaS solution. The Company no longer develops any new applications or functionality for the legacy software licensed to customers.

On August 31, 2016, the Company acquired Runbook, a Netherlands-based provider of licensed financial close automation software and integration for SAP customers. The Company plans to migrate Runbook’s licensed products to a cloud-based platform, but the Company continues to sell Runbook’s on-premise software to existing Runbook customers and provide post-contract support and implementation services.

Revenues recognized from sales of software licenses, support and implementation services related to software arrangements comprised approximately 1%, 1% and 3% of total revenues for the years ended December 31, 2016, 2015 and 2014, respectively.

Taxes collected from customers are accounted for on a net basis and are excluded from revenue.

Cost of revenues

Cost of revenues primarily consists of costs related to hosting the Company’s cloud-based application suite, salaries and benefits of operations and support personnel, including stock-based compensation, and amortization of capitalized internal-use software costs. The Company allocates a portion of overhead, such as rent, IT costs and depreciation and amortization to cost of revenues. Costs associated with providing professional services are expensed as incurred when the services are performed. In addition, subscription and support cost of revenues includes amortization of acquired developed technology.

Sales and marketing

Sales and marketing expenses consist primarily of compensation and employee benefits, including stock-based compensation, of sales and marketing personnel and related sales support teams, sales and partner commissions, marketing events, advertising costs, travel, trade shows, other marketing materials, and allocated overhead. Sales and marketing expenses also include amortization of customer relationship intangible assets. Advertising costs are expensed as incurred and totaled $4.2 million, $3.0 million and $1.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred sales commissions

Deferred sales commissions are the incremental costs that are directly associated with non-cancelable subscription contracts with customers and consist of sales commissions paid to the Company’s direct sales force and third-party partners. The commissions are deferred and amortized over the non-cancelable terms of the related customer contracts, which are typically one year in duration. The commission payments are paid in full the month after the customer’s service commences. The deferred commission amounts are recoverable through the future revenue streams under the non-cancelable customer contracts. The Company believes this is the preferable method of accounting as the sales commission charges are so closely related to the revenue from the non-cancelable customer contracts and accordingly, should be recorded as an asset and charged to expense over the same period that the subscription revenue is recognized. Amortization of deferred sales commissions is included in sales and marketing in the accompanying consolidated statements of operations. As of December 31, 2016 and 2015, deferred commission costs, net of accumulated amortization were $9.7 million and $6.2 million, respectively. Amortization of commission costs was $13.2 million, $7.3 million and $2.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Research and development

Research and development expenses are comprised primarily of salaries, benefits and stock-based compensation associated with the Company’s engineering, product and quality assurance personnel. Research and development expenses also include third-party contractors and supplies and allocated overhead. Other than software development costs that qualify for capitalization, as discussed above, research and development costs are expensed as incurred.

General and administrative

General and administrative expenses consist primarily of personnel costs associated with the Company’s executive, finance, legal, human resources, compliance, and other administrative personnel, as well as accounting and legal professional services fees, other corporate-related expenses and allocated overhead. General and administrative expenses also include amortization of covenant not to compete and tradename intangible assets, the change in value of the contingent consideration and acquisition-related costs of business combinations.

Stock-based compensation

The Company accounts for stock-based compensation awards granted to employees and directors based on the awards’ estimated grant date fair value. The Company estimates the fair value of its stock options using the Black-Scholes option-pricing model. For awards that vest solely based on continued service (“service-only vesting conditions”), the resulting fair value, net of estimated forfeitures, is recognized on a straight-line basis over the period during which an employee is required to provide service in exchange for the award, usually the vesting period, which is generally four years. The Company recognizes the fair value of stock options which contain performance conditions based upon the probability of the performance conditions being met, net of estimated forfeitures, using the graded vesting method. Estimated forfeitures are based upon the Company’s historical experience and the Company revises its estimates, if necessary, in subsequent periods if actual forfeitures differ from initial estimates.

Determining the grant date fair value of options using the Black-Scholes option-pricing model requires management to make assumptions and judgments. These estimates involve inherent uncertainties and, if different assumptions had been used, stock-based compensation expense could have been materially different from the amounts recorded.

The assumptions and estimates are as follows:

Value per share of the Company’s common stock. Prior to the Company’s initial public offering in October 2016, because there was no public market for the Company’s common stock, the Company’s management, with the assistance of a third-party valuation specialist, determined the fair value of the Company’s common stock at the time of the grant of stock options by considering a number of objective and subjective factors, including the Company’s actual operating and financial performance, market conditions and performance of comparable publicly-traded companies, developments and milestones in the Company, the likelihood of achieving a liquidity event and transactions involving the Company’s common stock, among other factors. The fair value of the underlying common stock was determined by the Company’s board of directors through the date of the initial public offering. The fair value of the Company’s common stock was determined in accordance with applicable elements of the practice aid issued by the American Institute of Certified Public Accountants, Valuation of Privately Held Company Equity Securities Issued as Compensation. For awards granted subsequent to the Company’s initial public offering, the fair value of common stock is based on the closing price of the Company’s common stock, as reported on the NASDAQ, on the date of grant.

Expected volatility. The Company determines the expected volatility based on historical average volatilities of similar publicly-traded companies corresponding to the expected term of the awards.

Expected term. The Company determines the expected term of awards which contain service-only vesting conditions using the simplified approach, in which the expected term of an award is presumed to be the mid-point between the vesting date and the expiration date of the award, as the Company does not have sufficient historical data relating to stock option exercises. For awards granted which contain performance conditions, the Company estimates the expected term based on estimates of post-vesting employment termination behavior taking into account the life of the award.

Risk-free interest rate. The risk-free interest rate is based on the United States Treasury yield curve in effect during the period the options were granted corresponding to the expected term of the awards.

Estimated dividend yield.The estimated dividend yield is zero, as the Company does not currently intend to declare dividends in the foreseeable future.

The following information represents the weighted average of the assumptions used in Black-Scholes option-pricing model:

	Year ended December 31,
	2016	2015	2014
Expected term (years)	6.3	6.3	6.2
Expected volatility	47.5%	49.6%	54.0%
Risk free interest rate	1.4%	1.7%	1.9%
Expected dividends	—	—	—

Income taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes. ASC 740 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the consolidated statements of operations in the period that includes the enactment date. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized. The Company recognizes interest and penalties accrued with respect to uncertain tax positions, if any, in the provision for income taxes in the consolidated statements of operations.

Net loss per share

Basic and diluted loss per share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding. As the Company has net losses for the periods presented, all potentially dilutive common stock, which are comprised of stock options and warrants, are antidilutive.

As of December 31, 2016 and 2015, the following potentially dilutive shares have been excluded from the calculation of diluted net loss per share attributable to common stockholders because they are anti-dilutive:

	December 31,
	2016	2015
Options to purchase common stock	6,556,986	5,904,376
Common stock warrants	499,999	499,999

Total shares excluded from net loss per share	7,056,985	6,404,375

Foreign currency

The Company’s foreign subsidiaries’ functional currency is the U.S. Dollar. The foreign exchange impacts of remeasuring the foreign subsidiaries’ local currency to the U.S. Dollar functional currency is recorded in general and administrative expenses, net in the Company’s consolidated statements of operations. Monetary assets and liabilities of foreign operations are remeasured at balance sheet date exchange rates, non-monetary assets and liabilities and equity are remeasured at the historical exchange rates, while results of operations are remeasured at average exchange rates in effect for the period. Foreign currency transaction gains or losses were immaterial for each period presented.

Recently issued accounting standards

Under the Jumpstart Our Business Startups Act, or the JOBS Act, the Company meets the definition of an emerging growth company. The Company has irrevocably elected to opt out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued guidance related to revenue from contracts with customers. Under this guidance, revenue is recognized when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The updated standard will replace all existing revenue recognition guidance under GAAP when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. In July 2015, the FASB voted to defer the effective date to January 1, 2018, with early adoption beginning January 1, 2017. In March, April, May, and December 2016, the FASB issued amendments to the new guidance relating to reporting revenue on a gross versus net basis, identifying performance obligations and licensing arrangements and other narrow scope improvements. The Company will adopt the new revenue guidance in the first quarter of 2018 though has not yet determined whether to adopt using a full retrospective or modified retrospective approach. The Company is currently assessing the impact of the new revenue guidance on its arrangements. The Company currently believes that the new guidance will impact the amount and timing of incremental costs of obtaining a contract, such as sales commissions. The Company generally does not pay sales commissions upon contract renewal and therefore, under the new revenue guidance, the sales commissions will be recognized over an estimated customer life rather than over the non-cancelable term under current guidance. The new guidance is also expected to impact the Company’s arrangements subject to current software revenue recognition guidance and also require incremental disclosures of the Company’s revenue arrangements. The Company has not yet quantified the impact of these changes. Adoption of this standard will also require changes to the Company’s business processes, systems and controls to support the new revenue recognition guidance. The Company is in the process of identifying such changes.

In February 2016, the FASB issued new guidance which significantly changes the accounting for leases. The new guidance requires a lessee recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expense for such leases generally on a straight-line basis over the lease term. For income statement purposes, the new guidance retained a dual model, requiring leases to be classified as either operating or financing. Operating leases will result in straight-line expense while finance leases will result in a front-loaded expense pattern similar to existing capital lease guidance. For statement of cash flow purposes, the new guidance also retained the existing dual method, where cash payments for operating leases are reflected in cash flows from operating activities and principal and interest payments for finance leases are reflected in cash flows from financing activities and cash flows from operating activities, respectively. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. The new guidance requires the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach. The use of the modified retrospective approach allows an entity to use a number of practical expedients in the application of this new guidance. Although the Company is evaluating the impact of adopting this guidance on its consolidated financial statements, the Company expects that most of its operating lease commitments will be recognized as operating lease liabilities and right-of-use assets upon adoption of the new guidance.

In March 2016, the FASB issued new guidance to simplify various aspects relating to accounting for stock-based compensation and related tax impacts, the classification of excess tax benefits on the statement of cash flows, statutory tax withholding requirements and other stock-based compensation classification matters. The guidance is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those annual periods. Early adoption was permitted in any interim or annual period. All of the amendments in the new guidance must be adopted in the same period. The Company is required to adopt this guidance during the first quarter ending March 31, 2017. The Company expects to adopt a policy to account for forfeitures when they occur rather than estimate a forfeiture rate. The impact of this change in policy will be recorded as an adjustment to the January 1, 2017 accumulated deficit and additional paid-in capital balances, which the Company does not expect to be material. The new standard also requires the Company to record, on a prospective basis, the income tax effects of stock-based compensation awards in the income statement as discrete items in the reporting period in which they occur, which will increase volatility in the Company’s income tax provision in the future. In addition, any previously unrecognized tax benefits will be recorded as an adjustment to accumulated deficit, subject to assessment for the need for a valuation allowance, as of January 1, 2017. The Company had $36.7 million of net operating losses related to tax benefits for stock-based compensation awards as of December 31, 2016 which were not recorded as deferred tax assets. As the Company has a full valuation allowance against its deferred tax assets, the Company does not expect this new guidance relating to recording unrecognized tax benefits on the balance sheet will have a material impact on the Company’s balance sheet upon adoption.

In June 2016, the FASB issued guidance which requires that financial assets measured at amortized costs be presented at the net amount expected to be collected. This guidance amends the accounting for credit losses for available-for-sale securities and purchased financial assets with credit deterioration. This guidance is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Early adoption is permitted for any interim or annual period after December 15, 2018. The Company has not determined the impact of this guidance on its consolidated financial statements.

In August 2016, the FASB issued cash flow guidance which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice, including presentation of cash flows relating to contingent consideration payments, debt prepayment and debt extinguishment costs, among other matters. This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If adopted in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes the interim period. The adoption of this guidance should be applied using a retrospective transition method to each period presented, unless impracticable to do so. The Company early adopted this during the fourth quarter of 2016 and, as a result, classified debt prepayment costs of $0.7 million incurred in November 2016 upon repayment in full of its credit facility as a financing cash outflow. The adoption of this guidance had no impact on amounts previously reported in prior years or the first three quarters within 2016.

In November 2016, the FASB issued guidance which requires that restricted cash and restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the statement of cash flows. This guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years, and should be applied using a retrospective transition method to each period presented. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The Company’s restricted cash as of December 31, 2016 and 2015 was $0.4 million and therefore, the adoption of this guidance is not expected to have a material impact on the Company’s consolidated statements of cash flows.

In February 2017, the FASB issued guidance which simplifies the subsequent measurement of goodwill by no longer requiring an entity to determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Under this new guidance, an entity would perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and would recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity would consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. Under the new guidance, an entity continues to have the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. This guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those years. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.